                                                                    EXHIBIT 10.1


                       SECOND AMENDMENT AND MODIFICATION
              TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


       THIS SECOND AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made effective as of the 15th day of August, 1996 by and among FWA DRILLING COMPANY, INC. ("FWA"), INTERNATIONAL PETROLEUM SERVICE COMPANY ("IPSCO"), TRIAD DRILLING COMPANY ("TRIAD"), UNIVERSAL WELL SERVICES, INC. ("UNIVERSAL"), USC, INCORPORATED, FORMERLY KNOWN AS WELL SERVICES, INC. ("UNIVERSAL"), USC, INCORPORATED, FORMERLY KNOWN AS UNION SUPPLY COMPANY ("UNION"), UTI ENERGY CORP. ("UTI"), UTICO, INC. ("UTICO"), VIERSEN & COCHRAN DRILLING COMPANY ("VIERSEN") and MELLON BANK, N.A. ("BANK"). FWA, IPSCO, Triad, Universal and Union are hereinafter sometimes collectively referred to as the "BORROWERS" and individually as a "BORROWER". UTI, UTICO and VIERSEN are hereinafter sometimes collectively referred to as the "GUARANTORS" and individually as a "GUARANTOR". The Borrowers and the Guarantors are hereinafter sometimes collectively referred to as the "OBLIGORS" and individually as an "OBLIGOR".

                                   BACKGROUND

       A. Pursuant to the terms of the certain Amended and Restated Loan and Security Agreement dated December 7, 1995, as amended, by and among Obligors (other than Viersen) and Bank (the "LOAN AGREEMENT"), Bank agreed, inter alia, to extend to Borrowers a line of credit up to a maximum outstanding principal amount of Eight Million Four Hundred Thousand Dollars
($8,400,000.00).

       B. Obligors have requested and Bank has agreed to amend the terms of the Loan Agreement in accordance with the terms and conditions hereof.

       NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

              1. Addition of New Obligor. Viersen is hereby added as a Guarantor and as an Obligor under the Loan Agreement and all other applicable Loan Documents. By executing this Amendment, Viersen agrees to be bound by all of the covenants and restrictions applicable to the Guarantors and the Obligors under the Loan Documents and hereby joins in all representations and warranties of the Guarantors and the Obligors contained in the Loan Documents.

              2. Security Interest. As security for the full and timely payment and performance of all Bank Indebtedness, Viersen hereby grants to Bank a security interest in all of the following:

              (a) All of Viersen's present and future accounts, contract rights, chattel paper, instruments and documents and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Viersen or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall be given or may give rise to any of the foregoing, (ii) all of Viersen's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles related thereto, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments, (vi) any return or unearned premiums, which may be due upon cancellation of any insurance policies, and (vii) all products and proceeds of any of the foregoing.

              (b) All of Viersen's present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Viersen's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Viersen, all documents of title covering any of such goods or inventory and all products and proceeds of any of the foregoing.

              (c) All of Viersen's present and future general intangibles related to or useful in the sale of Viersen's inventory or the collection of Viersen's accounts or constituting a right or claim by Viersen to receive payments of any nature, and all products and proceeds of any of the foregoing.

              (d) All of Viersen's present and future equipment, to the extent such equipment may at any time have constituted inventory of Viersen but by virtue of a change in use constitutes equipment, together with all parts, substitutions, accretions, accessions, attachments, accessories, additions, components and replacements thereof, all documents of title covering any of such items or inventory and all manuals of operation, maintenance or repair, and all products and proceeds of any of the foregoing.

              (e) All of Viersen's present and future general ledger sheets, files, records, customer lists, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Viersen or any service bureau.

              (f) All letters of credit now existing or hereafter issued naming Viersen as a beneficiary or assigned to Viersen, including the right to receive payment thereunder, and all documents and records associated therewith.

              (g) All deposits, funds, instruments, documents, policies and certificates of insurance, securities, chattel paper and other assets of or in which Viersen has an interest and all proceeds thereof, now or at any time hereafter on deposit with or in the possession or control of Bank or owing by Bank to Viersen or in transit by mail or carrier to Bank or in the possession of any other Person acting on Bank's behalf, without regard to whether Bank received the same in pledge, for safekeeping, as agent for collection or otherwise, or whether Bank has conditionally released the same, and in all assets of Viersen in which Bank now has or may at any time hereafter obtain a lien, mortgage, or security interest for any reason.

              (H) Notwithstanding the foregoing, the security interest granted in this section shall not extend to the assets of Viersen described in EXHIBIT "C" to this Amendment (the "TRUST COLLATERAL") so long as the Trust Collateral continues to secure the $8,000,000 Note from Viersen to the Trust.

       3. RIGHTS AND REMEDIES. Without limiting the terms of SECTION 1 of this Amendment, Viersen hereby specifically agrees that Bank may exercise all rights and remedies with respect to Viersen as an Obligor and Viersen's assets set forth in SECTIONS 4.4, 9.6, 12.2, 12.3, 12.4, 12.5 AND 12.6 of the Loan
Agreement.

       4. WAIVERS AND CONSENTS. Without limiting the terms of SECTION 1 of this Amendment, Viersen hereby specifically joins in the waivers, consents, indemnifications and grants of power of attorney set forth in SECTIONS 4.4(B), 9.5, 12.4, 15.1, 15.3, 16.1, AND 17.18 of the Loan Agreement.

       5.     REPRESENTATIONS.  SCHEDULES 5.3, 5.4, 5.7, 5.14, 5.16, 5.18, 6.4
AND 6.9 of the Loan Agreement are hereby amended and restated as set forth in the amended schedules attached to this Amendment. Obligors hereby represent and warrant to Bank that all of the representations and warranties set forth in the Loan Agreement with respect to Obligors, as amended by the attached schedules, are accurate and complete with respect to Viersen as a new Obligor.

       6. LIMITATION ON INDEBTEDNESS. The Indebtedness of Viersen in the amount of $8,000,000.00 owed to the Sam K. Viersen, Jr. Revocable Trust (the "TRUST") incurred in connection with the acquisition by UTI of all of the stock of Viersen (the "VIERSEN ACQUISITION") shall be added to the amended SCHEDULE
6.3 to the Loan Agreement and shall constitute permitted Indebtedness under
SECTION 6.3 of the Loan Agreement.

       7. BUSINESS ACQUISITION. The Viersen Acquisition shall constitute a permitted acquisition under SECTION 6.7 of the Loan Agreement, notwithstanding any other restrictions set forth in SECTION 6.7.

       8. LIENS. The liens granted by Viersen to the Trust in the Trust collateral in connection with the Viersen Acquisition shall be added to the amended SCHEDULE 6.9 to the Loan Agreement and shall constitute liens under
SECTION 6.9 of the Loan Agreement.

       9. MAINTENANCE OF MANAGEMENT. SECTION 6.17 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

              "6.17 Maintenance of Management. Obligors will cause their business to be continuously managed by Vaughn E. Drum (the "CURRENT MANAGERS") or such other persons (serving in such management positions) as may be reasonably satisfactory to Bank. Obligors will notify Bank promptly in writing of any change in their boards of directors or executive officers."

       10. TRANSACTIONS WITH AFFILIATES. SECTION 6.19 of the Loan Agreement is hereby amended by adding the following sentence:

              "Without limiting the other terms of this Section, no other Obligor will transfer any funds or other property to Viersen, except for transfers in connection with the sale or lease of property from Viersen to such other Obligor, which must on terms that are no more favorable to Viersen than those which Viersen could obtain in a similar commercial arms-length transaction between Persons not affiliated with each other."

       11.    LEVERAGE COVENANT.  Effective as of September 30, 1996, SECTION
7.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

              "7.3 LEVERAGE RATIOS. Obligors will maintain a ratio of Consolidated Liabilities to Consolidated Tangible Net Worth of not greater than (a) 2.0 to
              1.0 as of the end of each fiscal quarter commencing 9/30/96 through 3/31/97, (b) 1.75 to 1.0 as of the end of each fiscal quarter commencing 6/30/97 through 9/30/97, and (c) 1.25 to 1.0 as of the end of each fiscal quarter thereafter.

       12. CAPITAL EXPENDITURES. The expenditures related to the Viersen Acquisition shall not be included as Capital Expenditures for purposes of complying with SECTION 7.4 of the Loan Agreement.

       13. EXTENSION OF CONTRACT PERIOD. The Contract Period for the Line is hereby extended until June 30, 1998.

       14. VIERSEN ACQUISITION. Obligors will not amend or modify the Stock Purchase Agreement dated August 14, 1996 (the "VIERSEN STOCK PURCHASE AGREEMENT"), entered into with respect to the Viersen Acquisition or any documents collateral thereto or waive any of their rights thereunder, without the prior written consent of the Bank. Viersen shall be included in determining compliance with financial covenants commencing on the effective date of the Viersen Acquisition.

       15. CONDITIONS. The obligation of Bank to enter into this Amendment is subject to the following conditions (any of which may be waived by Bank):

              (a) LOAN DOCUMENTS. Obligors and all other required person and entities will have executed and delivered to Bank this Amendment, a Surety Agreement from Viersen, an Amended and Restated Subordination Agreement, UCC-1 financing statements from Viersen in favor of Bank for all locations of Collateral owned by Viersen, and such other documents as Bank may require.

              (b) REPRESENTATIONS AND WARRANTIES. All representations and warranties of Obligors set forth in the Loan Documents, as amended hereby, will be true at and as of the date hereof.

              (c) NO DEFAULT. No condition or event shall exist or have occurred which would constitute an Event of Default hereunder (or would, upon the giving of notice of the passage of time or both, constitute such an Event of Default).

              (d) PROCEEDINGS AND DOCUMENTS. All proceedings taken by Obligors in connection with the transactions contemplated by this Amendment and all documents incident to such transactions shall be satisfactory in form and substance to Bank and Bank's counsel, and Bank shall have received all documents or other evidence which it reasonably may request in connection with such proceedings and transactions. Viersen shall have delivered to Bank a certificate, in form and substance satisfactory to Bank, dated the date hereof and signed on behalf of Viersen by an officer of Viersen, certifying (a) true copies of the Articles of Incorporation and bylaws of Viersen in effect on such date, (b) true copies of all corporate actions taken by Viersen relative to the Loan Documents, and (c) the names, true signatures and incumbency of the officers of Viersen authorized to execute and deliver this Amendment and the other Loan Documents. Bank may conclusively rely on such certificate unless and until a later certificate revising the prior certificate has been received by Bank.

              (e) LANDLORD'S OR WAREHOUSEMAN'S RELEASE AND WAIVER AGREEMENTS. Bank shall have received a landlord's or warehouseman's release and waiver agreement, satisfactory in form and substance to Bank, from such locations leased by Viersen or at which Viersen warehouses inventory, as Bank may require.

              (f) DELIVERY OF OTHER DOCUMENTS. The following documents shall have been delivered by or on behalf of Viersen to Bank:

                     (i) GOOD STANDING AND TAX LIEN CERTIFICATES. A good standing certificate certifying to the good standing and corporate status of Viersen in its state of incorporation, good standing/foreign qualification certificates from such other jurisdictions in which Viersen is required to be qualified to do business, as Bank may require, and tax lien certificates for Viersen from such jurisdictions in which Viersen is required to be qualified to do business, as Bank may require.

                     (ii) AUTHORIZATION DOCUMENTS. Evidence of authorization of Viersen's execution and full performance of this Amendment, the Loan Documents and all other documents and actions required hereunder.

                     (iii) INSURANCE. Evidence of the insurance coverage for Viersen required under SECTION 6.12 of the Loan Agreement.

                     (iv) OPINION OF COUNSEL. An opinion of counsel for Viersen in form and content satisfactory to Bank.

                     (v) LIEN SEARCH. Copies of record searches (including UCC searches and judgments, suits, tax and other lien searches) confirming that Bank has a first priority security interest in the Collateral owned by Viersen.

                     (vi) VIERSEN STOCK PURCHASE AGREEMENT. Copies of the fully executed Viersen Stock Purchase Agreement and all exhibits and schedules thereto.

                     (vii) CTI CONSENT. The written consent of CTI to the Viersen Acquisition and the transactions contemplated in connection therewith.

                     (viii) OTHER DOCUMENTS. Such other documents as may be required to be submitted to Bank by the terms hereof or of any Loan Documents.

       16. CHALLENGE TO ENFORCEMENT. Obligors acknowledge and agree that they do not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof.

       17. CONFIRMATION OF COLLATERAL. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Bank of any of its rights under the Loan Documents or at law or in equity. All liens, security interest, rights and remedies granted to the Bank in the Loan Documents are hereby ratified, confirmed and continued.

       18. REPRESENTATIONS, WARRANTIES AND COVENANTS. Obligors represent, warrant and covenant, as applicable, which representations, warranties and covenants shall survive until all Bank Indebtedness and all other obligations of Obligors to Bank are paid and satisfied in full, as follows:

              (a) All representations and warranties of Obligors set forth in the Loan Documents, as amended hereby, are true and correct as of the date hereof.

              (b) No condition or event exists or has occurred which would constitute an Event of Default under the Loan Documents (or would, upon the giving of notice or the passage of time or both, constitute an event of default).

              (c) The execution and delivery of this Amendment by Obligors and all documents and agreements to be executed and delivered pursuant to the terms hereof;

                     (i) have been duly authorized by all requisite corporate action by Obligors;

                     (ii) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Obligor is a party or by which any of them is bound or affected; or

                     (iii) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Obligor, except liens in favor of the Bank.

              (d) Obligors agree that none of their obligations under any of the Loan Documents, including without limitation, the Line Note and Surety Agreement, shall in any way be adversely affected by this Amendment.

              (e) Obligors ratify and confirm all of their obligations under the Loan Documents.

       19. NO WAIVER. Except as otherwise provided herein, nothing contained and no actions taken by Bank in connection herewith shall constitute herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Bank under waiver by Bank of Obligors' compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Bank to enter into any further amendments with Obligors.

       20. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the other Loan Documents, the terms and conditions of this amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Obligors.

       21. CONSTRUCTION. All references to the Loan Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Loan Agreement as hereby amended.

       22. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       23. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

       24. SUCCESSORS AND ASSIGNS. This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective successors and assigns.

       25. HEADINGS. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

       26. CONFESSION OF JUDGMENT. EACH OBLIGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN

ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR SUCH OBLIGOR AT ANY TIME AFTER DEMAND UNDER THE LINE NOTE OR AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT IN ANY ACTION BROUGHT AGAINST SUCH OBLIGOR ON OR UNDER ANY OF THE LOAN DOCUMENTS AT THE SUIT OF BANK, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST SUCH OBLIGOR FOR THE ENTIRE UNPAID OUTSTANDING PRINCIPAL AMOUNT OF THE BANK INDEBTEDNESS AND ALL OTHER SUMS TO BE PAID BY SUCH OBLIGOR TO OR ON BEHALF OF BANK PURSUANT TO THE TERMS OF THE LOAN DOCUMENTS AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND OTHER EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIFTEEN PERCENT (15%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN FIVE THOUSAND DOLLARS ($5,000.00); AND FOR SO DOING THIS AMENDMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

       THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXTINGUISHED BY ANY EXERCISE THEREOF, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE BANK INDEBTEDNESS. OBLIGORS ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AMENDMENT AND THAT THEY KNOWINGLY WAIVE THEIR RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL PROPERTY OF EACH OBLIGOR IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED.

       27. WAIVER OF RIGHT TO TRIAL BY JURY. OBLIGORS AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER ANY OF THE LOAN DOCUMENTS, INCLUDING THIS AMENDMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, OBLIGORS AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGORS AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. OBLIGORS A KNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                             INTERNATIONAL PETROLEUM SERVICE
                             COMPANY


                             By:    /s/Vaughn E. Drum
                                ------------------------------------------------
                      Name/Title:   Vaughn E. Drum, Chairman
                                 -----------------------------------------------

                      Attest:              /s/Vincent J. Donahue
                             ---------------------------------------------------
                      Name/Title:   Vincent J. Donahue, Secretary
                                 -----------------------------------------------

                             [Corporate Seal]




                             TRIAD DRILLING COMPANY


                             By:    /s/Vaughn E. Drum
                                ------------------------------------------------
                      Name/Title:   Vaughn E. Drum, Chairman
                                 -----------------------------------------------

                      Attest:              /s/Vincent J. Donahue
                             ---------------------------------------------------
                      Name/Title:   Vincent J. Donahue, Secretary
                                 -----------------------------------------------

                             [Corporate Seal]




                             UNIVERSAL WELL SERVICES, INC.



                             By:    /s/Vaughn E. Drum
                                ------------------------------------------------
                      Name/Title:   Vaughn E. Drum, Chairman
                                 -----------------------------------------------

                      Attest:              /s/Vincent J. Donahue
                             ---------------------------------------------------
                      Name/Title:   Vincent J. Donahue, Secretary
                                 -----------------------------------------------

                             [Corporate Seal]




                      (Signatures Continued on Next Page)





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
                   (Signatures Continued from Previous Page)

                            USC, INCORPORATED, FORMERLY KNOWN AS
                            UNION SUPPLY COMPANY


                            By:    /s/Vaughn E. Drum
                               -------------------------------------------------
                     Name/Title:   Vaughn E. Drum, President & CEO
                                ------------------------------------------------

                     Attest:              /s/Vincent J. Donahue
                            ----------------------------------------------------
                     Name/Title:   Vincent J. Donahue, Secretary
                                ------------------------------------------------

                            [Corporate Seal]




                            UTI ENERGY CORP.


                            By:    /s/Vaughn E. Drum
                               -------------------------------------------------
                     Name/Title:   Vaughn E. Drum, President & CEO
                                ------------------------------------------------

                     Attest:              /s/Vincent J. Donahue
                            ----------------------------------------------------
                     Name/Title:   Vincent J. Donahue, Secretary
                                ------------------------------------------------

                              [Corporate Seal]




                            UTICO, INC.


                            By:    /s/Vaughn E. Drum
                               -------------------------------------------------
                     Name/Title:   Vaughn E. Drum, President & CEO
                                ------------------------------------------------

                     Attest:              /s/Vincent J. Donahue
                            ----------------------------------------------------
                     Name/Title:   Vincent J. Donahue, Secretary
                                ------------------------------------------------

                            [Corporate Seal]





                      (Signatures Continued on Next Page)

                   (Signatures Continued from Previous Page)

                    FWA DRILLING COMPANY, INC.


                           By:    /s/Vaughn E. Drum
                              --------------------------------------------------
                    Name/Title:   Vaughn E. Drum, President & CEO
                               -------------------------------------------------

                    Attest:              /s/Vincent J. Donahue
                           -----------------------------------------------------
                    Name/Title:   Vincent J. Donahue, Secretary
                               -------------------------------------------------

                              [Corporate Seal]




                    VIERSEN & COCHRAN DRILLING COMPANY


                           By:    /s/Vaughn E. Drum
                              --------------------------------------------------
                    Name/Title:   Vaughn E. Drum, President & CEO
                               -------------------------------------------------

                    Attest:              /s/Vincent J. Donahue
                           -----------------------------------------------------
                    Name/Title:   Vincent J. Donahue, Secretary
                               -------------------------------------------------

                           [Corporate Seal]




                           MELLON BANK, N.A.


                           By:    /s/Matthew D. Kelly
                              --------------------------------------------------
                    Name/Title:   Matthew D. Kelly, Vice President
                               -------------------------------------------------





                                      -11-